www.ii-vi.com NASDAQ: IIVI August 2015 Our Technologies for Tomorrow’s Innovations A global leader powered by engineered material solutions that fully satisfy our customers Exhibit 99.1

www.ii-vi.com      I     NASDAQ: IIVI

Matters discussed in this presentation may contain forward-looking statements that are subject to risks and uncertainties.  These risks and uncertainties could cause the forward-looking statements and II-VI
Incorporated’s (the Company’s) actual results to differ materially.  In evaluating these forward-looking statements, you should specifically consider the “Risk Factors” in the Company’s most recent Form 10-K and
Form 10-Q. Forward-looking statements are only estimates and actual events or results may differ materially.
II-VI Incorporated disclaims any obligation to update information contained in any forward-looking statement.
This presentation contains certain non-GAAP financial measures.
Reconciliations of non-GAAP financial measures to their most comparable
GAAP financial measures are presented at the end of this presentation.
Safe Harbor Statement

II-VI Incorporated

PERIODIC TABLE OF THE ELEMENTS

Group

Period

Ia	IIa		IIIb	IVb	Vb	VIb	VIIb	-------VIIIb-------			Ib	IIb	IIIa	IVa	Va	VIa	VII	VIIIa
1 H																		2 He
3 Li	4 Be												5 B	6 C	7 N	8 O	9 F	10 Ne
11 Na	12 Mg												13 Al	14 Si	15 P	16 S	17 Cl	18 Ar
19 K	20 Ca		21 Sc	22 Ti	23 V	24 Cr	25 Mn	26 Fe	27 Co	28 Ni	29 Cu	30 Zn	31 Ga	32 Ge	33 As	34 Se	35 Br	36 Kr
37 Rb	38 Sr		39 Y	40 Zr	41 Nb	42 Mo	43 Tc	44 Ru	45 Rh	46 Pd	47 Ag	48 Cd	49 In	50 Sn	51 Sb	52 Te	53 I	54 Xe
55 Cs	56 Ba	57-70 *	71 Lu	72 Hf	73 Ta	74 W	75 Re	76 Os	77 Ir	78 Pt	79 Au	80 Hg	81 Tl	82 Pb	83 Bi	84 Po	85 At	86 Rn
87 Fr	88 Ra	89-102 * *	103 Lr	104 Rf	105 Db	106 Sg	107 Bh	108 Hs	109 Mt	110 Uun	111 Uuu	112 Uub		114 Uuq				

* (Rare Earths)	57 La	58 Ce	59 Pr	60 Nd	61 Pm	62 Sm	63 Eu	64 Gd	65 Tb	66 Dy	67 Ho	68 Er	69 Tm	70 Yb
* *	89 Ac	90 Th	91 Pa	92 U	93 Np	94 Pu	95 Am	96 Cm	97 Bk	98 Cf	99 Es	100 Fm	101 Md	102 No

3 Our Core – Material Excellence

II-VI Incorporated

15% CAGR
$M

Semi. Cap. Equip
Life Sciences
All Other
Military
Markets
Industrial
Optical Communication

Photonics
Segments
Laser Solutions
Performance Products

Non USA
USA
Geography

Global Leader in Engineered Materials
Headquartered in Saxonburg, PA
~ 8,000 Employees in 14 Countries
FY15: $742M Revenue, 8.7% ROS
2% insider ownership

4 CONSECUTIVE DECADES OF PROFITBILITY AND COUNTING
Fiscal Year Revenues
40%
31%
12%
5%
7%
5%
2005
$187
$224
$255
$310
$280
$333
$487
$516
$551
$683
2006
2007
2008
2009
2010
2011
2012
2013
2014
About II-VI
2015
$742
63%
37%
35%
39%
26%

Rev.
TAM
Share
Laser Solutions Segment
Leading
merchant
supplier
of
CO
2
,
Fiber,
and
Direct Diode industrial laser components
Leading
supplier
of
CO
2
optics
for
an
install
base of >70,000 high power lasers
First to service EUV Lithography CVD
Diamond optics demand
—
—
—
—
—
Focused on expanding our fiber and direct
diode laser footprint as markets grow
$288M
$254M
$218M
$1.5B       $900M     $555M
19%
28%
39%
FY15
FY14
FY13
Ultra-hard Material Processing
Laser Source Solutions
Semiconductor Laser Chips
Cutting Heads
Laser Optics

Laser Solutions Segment
Vertical
Cavity
Surface
Emitting
Laser
(VCSEL)
Market CAGR (‘13-’18): 33%
Source: BCC Research
Laser Processing Heads & Beam Delivery Components
Market CAGR (‘14-’19): 22%
Source: Strategies Unlimited

Photonics Segment
Worldwide supplier of cutting edge amplification,
pump, and transmission products for optical
communication networks
Leading Supplier of crystals, fiber optics,
precision optics, and optical assemblies for
multiple applications
Leverage vertical integration synergies
to enable a cost structure for market
penetration and growth
Erbium Doped Fiber Amplifiers
Undersea & Terrestrial 980nm Pumps
Optical Switches
Transceivers
Rev.
TAM
Share
$261M       $217M     $141M
$3.3B       $2.0B
$1.5B
8%            11%
9%
Industrial Lasers
Semiconductor
Instrumentation
Optical Communication
Life Sciences
FY15
FY14
FY13

8 Photonics Segment EDFA/Raman Amplifiers Market CAGR (‘14-’19): 30% Source: Ovum 40G/100G Transceivers for Datacom Market CAGR (‘14-’19): 45% Source: Ovum

Focus on strategic markets where II-VI material
expertise and technology enables growth and new
functionality
Free Standing Diamond
Precision Optical Systems
High Value Material Reclamation
Reaction Bonded SiC
Tools
Thermal Management
Target military platforms and applications
with growth potential
Identify emerging markets early and
enable the underpinning materials and
technology
Performance Products Segment
Rev.
TAM
Share
$193M       $213M     $192M
$2.6B         $2.3B      $2.1B
7%            10%         9%
FY15
FY14
FY13

10 Performance Products Segment Sapphire Material and Optics Market CAGR (‘14-’19): 10% Source: Internal Power Generation Products Market CAGR (‘14-’19): 30% Source: Internal

Gross Margin
(Adj) EBITDA
Operating Margin
FY15
35% -
38%
15% -
18%
7% -
10%
Expectations
Margin Performance
Profitability and Expectations
II-VI growth expectations
across the cycle are:
Organic Revenue: 2-3x GDP
EPS: ~2x revenue growth
FY11
FY12
FY13
FY14
FY15
41.6%
39.0%
36.9%
33.2%
36.6%
26.0%
23.9%
21.7%
15.1%
17.3%*
19.6%
15.8%
13.0%
6.8%
10.4%
* EBITDA margin in FY15 is Adj EBITDA to exclude the $0.11 positive EPS from acquisition settlement
FY16
36% -
40%
17% -
21%
9% -
12%

Cash and Liquidity
Cash and Equivalents
Cash Flow from Operations
Long-Term Debt
(Including  current  portion)
Shareholders' Equity
FY13
$185M
$108M
$114M
$636M
FY14
$175M
$95M
$241M
$675M
Cash and Liquidity
FY15
$174M
$129M
$176M
$729M

Company Position
Positive Profit Outlook
Leading Market Positions In Diverse End Markets
Investing In Fast Growing Markets
Strong Cash Position
Global Manufacturing Footprint
Growth Via Organic And Acquisitions
Ongoing $50M Stock Buyback Program

www.ii-vi.com I NASDAQ: IIVI 14

II-VI Incorporated

II-VI Incorporated
II-VI Infrared Group
INFRARED OPTICS DIVISION
HIGHYAG DIVISION
LASER ENTERPRISE DIVISION
LASERTECH DIVISION
II-VI Suwtech Group
GREEN LASER DIVISION
HIGH POWER LASER DIVISION
II-VI Photop Group
OPTICS DIVISION
PHOTOP ADVANCED COATING CENTER
OPDM DIVISION
II-VI Optical Communcations Group
TRANSMISSION PRODUCTS DIVISION
NETWORK SOLUTIONS DIVISION
PUMP LASERS DIVISIONS
AGILE NETWORK PRODUCTS DIVISION
ADVANCED COMPONENTS DIVISION
II-VI Advanced Products Group
MARLOW DIVISION
M CUBED DIVISION
ADVANCED MATERIALS DIVISION
II-VI Military & Materials Group
OPTICAL SYSTEMS DIVISION
PERFORMANCE METALS DIVISION

15 Organization M&A / Integration Tech Management Trade Compliance Operation Metrics Quality SCM Legal Strategic Resources Corporate G&A R&D NPI Photonics Performance Products Laser Solutions

EBITDA is defined as earnings
before interest, taxes,
depreciation and amortization.
2011
2012
2013
2014
2015
Reconciliation of Adjusted EBITDA to Net Earnings
EBITDA
126.6
123.2
119.4
103.3
128.4
Interest expense
0.1
0.2
1.2
4.5
3.9
Depreciation and amortization
28.3
34.5
40.8
53.2
53.1
Settlement Agreement
(7.7)
Income taxes
18.5
17.8
18.8
7.3
13.1
Loss (earnings) on discontinued operations, net of taxes
(3.3)
9.4
6.8
(0.1)
Net earnings
83.0
61.3
51.9
38.4
66.0
Revenues
486.6
516.4
551.1
683.3
742.0
Reconciliation of Adjusted EBITDA Margin to Return on Sales
EBITDA margin
26.0%
23.9%
21.7%
15.1%
17.3%
As a % of revenues:
Interest Expense
0.0%
0.0%
0.2%
0.7%
0.5%
Depreciation and amortization
5.8%
6.7%
7.4%
7.8%
7.2%
Settlement Agreement
-
-
-
-
(1.0%)
Income taxes
3.8%
3.4%
3.4%
1.1%
1.8%
Loss (earnings) on discontinued operations, net of taxes
(0.7%)
1.8%
1.2%
(0.0%)
-
Return on Sales
17.1%
11.9%
9.4%
5.6%
8.9%
Reconciliation of Operating Income to Net Earnings
Operating income
95.2
81.5
71.5
46.5
76.8
Interest expense
0.1
0.2
1.2
4.5
3.9
Other expense (income), net
(3.1)
(7.2)
(7.2)
(3.6)
(6.2)
Income taxes
18.5
17.8
18.8
7.3
13.1
Loss (earnings) on discontinued operations, net of taxes
(3.3)
9.4
6.8
(0.1)
-
Net earnings
83.0
61.3
51.9
38.4
66.0
Revenues
486.6
516.4
551.1
683.3
742.0
Reconciliation of Operating Margin to Return on Sales
Operating margin
19.6%
15.8%
13.0%
6.8%
10.4%
As a % of revenues:
Interest expense
0.0%
0.0%
0.2%
0.7%
0.5%
Other expense (income), net
(0.6%)
(1.4%)
(1.3%)
(0.5%)
(0.8%)
Income taxes
3.8%
3.4%
3.4%
1.1%
1.8%
Loss (earnings) on discontinued operations, net of taxes
(0.7%)
1.8%
1.2%
(0.0%)
-
Return on Sales
17.1%
11.9%
9.4%
5.6%
8.9%
($M's, except %'s; all periods fiscal year)